SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2017 (May 8, 2017)

OneLife Technologies Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-198068	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

5005 Newport Drive Rolling Meadows, IL 60008 (630) 699-1145
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

As referred to hereinafter in this Report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company” refer to OneLife Technologies Corp..

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 8, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with One Media Enterprises Limited, a corporation duly formed and existing under the laws of England and Wales (“ONEM”), and the controlling stockholders of ONEM (the “ONEM Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire 100% of the issued and outstanding equity of ONEM from the ONEM shareholders (the “ONEM Shares”) and in exchange the Company shall issue to ONEM an aggregate of 40,000,000 shares of post-forward split common stock of OneLife Technologies Corp (“OLMM”) and 5,000,000 shares of OLMM Series A Preferred (the “OLMM Shares”). As a result of the Share Exchange Agreement, ONEM shall become a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations and warranties. Further, the Share Exchange Agreement contains the following conditions to closing and the closing of the Share Exchange (the “Closing”) shall only occur once the following conditions have been satisfied: (i) Company completes a name change to more accurately reflect the post transaction of the business; (ii) the Company completes a two-for-one (2:1) forward split of its common stock; (iii) the Company increases its authorized shares of common stock from 200,000,000 to 500,000,000; (iv) the Company facilitates the cancellation of 35,000,000 shares of its restricted common stock and such stock is returned to the Company’s treasury; and, (v) ONEM provides the Company with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) (the “Closing Date”).

The Company amended its Articles of Incorporation with the State of Nevada in order to (i) change its name to OneLife Technologies Corp., (ii) effectuate a 2 for 1 forward stock split and (iii) increase the authorized shares of common stock to 500,000,000 (the “Amendment”) on June 1, 2017. The Board of Directors of the Company approved the Amendments on May 31, 2017. The shareholders of the Company approved of the Amendment by written consent on May 31, 2017. FINRA declared that the forward split and the new name of OneLife Technologies Corp., with the new CUSIP f 68268M105, be effective on June 13, 2017, and the new ticker symbol of “OLMM,” became effective on July 11, 2017.

On December 4, 2017, the Share Exchange Agreement closed.

The Share Exchange Agreement is qualified in its entirety by the complete copy of the Share Exchange Agreement which was filed with the SEC on May 8, 2017, as part of our Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.01COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 2.01. We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of the Company, such information can be found under Item 5.06 of this Current Report.

ITEM 5.06CHANGE IN SHELL COMPANY STATUS

Upon entering into the Share Exchange Agreement, we believe we are now able to fully exploit our intended business model. Item 2.01(f) of Form 8-K states that if the registrant was a “shell” company, such as the Company was immediately before Share Exchange Agreement, then the registrant must disclose in a Current Report on Form 8-K the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, this Report includes all of the information that would be included in a Form 10. Please note that unless indicated otherwise, the information provided below relates to us after the closing of the Share Exchange Agreement. Information relating to periods prior to the date of the Share Exchange Agreement only relate to the party specifically indicated. The following information is being provided with respect to the Company after giving effect to the Share Exchange Agreement pursuant to the requirements of Item 2.01 of Form 8-K and Form 10.

FORM 10 DISCLOSURE

ITEM 1.              BUSINESS

Our Corporate History and Background

We were incorporated on January 9, 2014 under the laws of the state of Nevada. We have predominately been involved in administrative activities such as marketing, establishing relationships with service providers and establishing our office facilities.

We were previously in the business of selling and providing services for GPS Tracking Devices. Our previous product, called the AnyTrack GPS, was a next generation remote personal locator device used to primarily locate and aid in the timely rescue of missing children, the elderly and pets. In addition, our devices were to have additional functionalities, such as keeping track of heart rates, with data being sent remotely and in the future, we would add additional functionalities such as keeping track of blood alcohol content, which would be useful for parolees or anyone that has been convicted of a DUI. In addition to selling these devices, we planned to offer monthly services, such as tracking and data collection at a monthly fee.

On June 20, 2014, we entered into a supply agreement with Shenzhen Coban Electronics Co., Ltd. for the supply of the GPS tracking devices we planned on marketing as AnyTrack GPS. This was a non-exclusive distribution agreement for the territories of North America, Jamaica, Dominican Republic and Europe. We were unable to complete any sales under this agreement.

On April 21, 2017, Robert J. Wagner acquired control of 35,000,000 shares (the “Purchased Shares”) of the Company’s issued and outstanding common stock, representing approximately 75.5% of the Company’s total issued and outstanding common stock, from Leon Henry in accordance with a stock purchase agreement by and between Mr. Henry and Mr. Wagner (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, Mr. Wagner paid an aggregate purchase price of $20,000.00 to Mr. Henry in exchange for the Purchased Shares.

As of April 21, 2017, Leon Henry resigned from all positions with the Company, including but not limited to those of President, Chief Executive Officer, Chief Financial Officer, Treasurer and Sole-Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As of April 21, 2017, Robert J. Wagner was appointed as the sole member of the Company’s Board of Directors and as the Company’s President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary.

On May 8, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with One Media Enterprises Limited, a corporation duly formed and existing under the laws of England and Wales (“ONEM”), and the controlling stockholders of ONEM (the “ONEM Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire 100% of the issued and outstanding equity of ONEM from the ONEM shareholders (the “ONEM Shares”) and in exchange the Company shall issue to ONEM an aggregate of 40,000,000 shares of post-forward split common stock of OneLife Technologies Corp (“OLMM”) and 5,000,000 shares of OLMM Series A Preferred (the “OLMM Shares”). As a result of the Share Exchange Agreement, ONEM shall become a wholly owned subsidiary of the Company. The Share Exchange Agreement contains customary representations and warranties. Further, the Share Exchange Agreement contains the following conditions to closing and the closing of the Share Exchange (the “Closing”) shall only occur once the following conditions have been satisfied: (i) Company completes a name change to more accurately reflect the post transaction of the business; (ii) the Company completes a two-for-one (2:1) forward split of its common stock; (iii) the Company increases its authorized shares of common stock from 200,000,000 to 500,000,000; (iv) the Company facilitates the cancellation of 35,000,000 shares of its restricted common stock and such stock is returned to the Company’s treasury; and, (v) ONEM provides the Company with audited financial statements, with such financial statements being prepared by an independent accounting firm registered with the Public Company Accounting Oversight Board (PCAOB) (the “Closing Date”). On December 4, 2017, the Share Exchange Agreement closed.

The Company amended its Articles of Incorporation with the State of Nevada in order to (i) change its name to OneLife Technologies Corp., (ii) effectuate a 2 for 1 forward stock split and (iii) increase the authorized shares of common stock to 500,000,000 (the “Amendment”) on June 1, 2017. The Board of Directors of the Company approved the Amendments on May 31, 2017. The shareholders of the Company approved of the Amendment by written consent on May 31, 2017. FINRA declared that the forward split and the new name of OneLife Technologies Corp., with the new CUSIP f 68268M105, be effective on June 13, 2017, and the new ticker symbol of “OLMM,” became effective on July 11, 2017.

As of the date hereof ONEM has provide us with audited financial statements, accordingly this transaction has closed.

Upon entering into the Share Exchange Agreement, we believe we are now able to fully exploit our intended business model. We intend to meet our cash requirements for the next 12 months through a combination of debt financing and equity financing by way of private placements. We currently do not have any arrangements or commitments in place to complete any private placement financings in an amount sufficient to further our business plan and there is no assurance that we will be successful in completing any such financings on terms that will be acceptable to us. We are actively seeking additional funding, but have not closed any such funding as of this date.

Following the Closing of the Share Exchange Agreement, we believe we are now able to fully implement our intended business plan and plan of operations.

Our Business

Who are we

We’re OneLife: a mobile medical hardware, software and data collection company and the creators of a suite of propriety, patented, medical grade monitoring and tracking technologies that will . . .

•Be FDA approved,

•Be HIPAA compliant,

•Utilize an open API for easy data communication to any existing system,

•Provide the user with their own, personal and comprehensive health data account, and

•Be backed by an artificial intelligence technology which can make expert suggestions to users for health and lifestyle improvement, and predictions as to health issues on a global basis

All of these things together are designed to become the central health hub of an individual’s life.

Why this product? Why now?

The healthcare market is rife with inefficient processes, aging systems that do not communicate with each other, tremendous financial waste, and stunning difficulty in getting anything done. Combine that with . . .

•A worldwide explosion in an aging population (this is fast becoming a crisis globally)

•A desire of insurance companies to decrease patient time spent in a hospital (to decrease their costs)

•A desire by hospitals to decrease hospital readmissions (this has been a difficult issue for hospitals to control and costs dearly when it does)

•An ‘aging in home’ push (to keep people active and away from expense care scenarios)

•Increasing levels of cognitive health issues (part of the ‘aging in home’ issues)

•A need for a higher level of ‘touch’ between patient and health care provider (telemedicine has been shown to be increasingly effective across a range of issues)

OneLife Technologies, we believe, addresses all of these issues.

What we’re delivering

•A medical grade wearable designed specifically for the health market and a specific type of user

•A mobile health kit designed to take more advanced vitals readings

•A personal health data account for each user that centralizes a user’s health records

•An application management system that can link all this technology together for a hospital

•Artificial intelligence that will not only be the user’s personal healthcare consultant, but will be on guard to detect developing health issues on a global scale

THE PRODUCTS

OneLife Technologies delivers a health care ecosystem that is optimized to capture data, store or transport it, and assist in the analyzation so that actionable feedback can be provided. And it all starts with the . . .

Sensation . . . Untethered! On Guard! Always Connected!

The Sensation is a wearable designed for the health and medical markets as its feature set is aimed squarely at users (or the health care providers or family members of users) who want, or need, to track aspects of their physical health (heart rate, activity, sleep patterns, location). Powered by our telco partner, AT&T, and with an AT&T SIM card inside, the Sensation is always connected. Whether the user is in their home, out to dinner at a restaurant, or halfway around the globe, their lifeline to those who care about them is always in place, and their lifestyle is uninterrupted.

The Sensation has been designed with two overriding principals in mind.

Simplicity. The Sensation has been created for a user who…

•Has a health problem

•Is aging or elderly

•Has cognitive disabilities

•Generally, is not interested in, or is incapable of, fiddling with an electronic device

Reliability. The Sensation must…

•Deliver continued health monitoring/transmission of data

•Have an ‘always on’ data stream no matter where the user is or what they are doing

•Be as bullet-proof in construction as can possibly be made

In accomplishing these two things, we see some immediate practical applications.

•If a user is elderly and falls, the Sensation immediately dials 911 while also alerting three family members.

•If they’re a cardiac patient and their heart rate climbs too high or low, their physician gets an alert and can call them on the Sensation to check their condition.

•If they suffer from cognitive decline, the Sensation can geofence a user and alert family members should they wander off preset boundaries.

For the medical market, OneLife is working to have the Sensation achieve an FDA approved medical device status. At that point, it can be covered by insurance and possibly a user tax deduction for the numerous, strictly medical scenarios that it can participate in.

Tricorder

A physician requires a standard set of ‘vitals’ information from a patient. Because the current state of technology is not sufficient to allow this be achieved with a wearable, OneLife has created the Tricorder. Delivering medical grade information, the Tricorder captures blood pressure, heart rate, ECG/EKG, SpO2, and temperature. Designed for mobility, the $2,000 Tricorder takes the place of current hospital machines with an aggregate value between $4,000 to $8,000, and provides needed portability and simplicity. Finally, the Tricorder comes with a Bluetooth connection that makes communication with the Sensation automatic and easy. As technology becomes reliably created, Tricorder applications will be pushed to the Sensation.

Personal Data Vault

Data Flow Chart
Cellular =
Bluetooth =
WiFi =
Tricorder
Glucometer
Blood Pressure Cuff
Weight Scale
Etc
Etc
User's Phone App / Storage Point - Short Term
Internet
Phone Calls & Texting
Storage Point - Long Term
Each user has their own account in an ever-expanding data pool of individual users. They reside on a tier 3, HIPPA-complient server.
Family
Health Care Providers
Medical Information Portal
Hospitals
Insurance Co
Big Data Analysis

Bluetooth: For connection from Sensation to ancillary medical devices

Cellular: For primary transmission of medical data from Sensation to storage points; primary transmission of App instructions to Sensation; backup for Google Apps data back and forth to Sensation; backup for OTA software updates

WiFi: For primary transmission of Google Apps data back/forth to Sensation; primary OTA software updates; backup transmission of medical data

As opposed to today’s method in which various pieces of a person’s health information is being held in disparate systems that do not communicate, OneLife has a different idea. Each user has a data vault which is the central repository of all of their health data. Whether the data is gathered by the Sensation, the Tricorder, a smart weight scale (or other Bluetooth medical devices), a hospital, or a doctor, the vault will be the central depository.

Artificial Intelligence

Always working in the background, our AI is designed to collect information by population location (ex. A zip code in the U.S.) and population type (ex. White males, 40-50 years old). On an individual basis, it can then use this information, apply it against their current state of health and activity, and make suggestions as to future scenarios if they continue their current life-style practices without change, or change by following suggested practices given to them by the AI, which have proved successful for their population type in bringing about beneficial health results.

THE MARKET

There exists today, the opportunity to make an impact in the medical market on a global scale. OneLife technology can increase efficiency; decrease costs; allow for meaningful telemedicine to take place; extend ‘aging in place’ time; and immediately, upon launch, impact several meaningful health issues in the U.S. and beyond. Finally, in the not-too-distant future, we believe we can impact such world-threatening diseases as Ebola and Zika.

How does OneLife fit into this space?

•Health & Fitness: From a ‘device’ perspective, this is the main category you have to put us in because no more accurate category exists

•Remote Monitoring: From a ‘what we actually do’ perspective, you would place us here. This is our raison d’etre. To keep a person with a health condition, which would benefit from monitoring, in touch with their health care provider and family

•Medical Big Data: We play in this field and believe it will become a very large, if not the largest revenue stream for our company. By having a device on a person which is continually monitoring them, the implications for learning about how our bodies actually work through big data are nothing less than staggering.

•Mobile Fitness / Health Apps: While our initial App’s purpose will largely be about databasing continual results sent from the Sensation, we next plan to show patterns, and provide suggestions. From here it’s easy to get into more of the ‘fitness’ kind of information

•Digital Medical Devices: We are certainly part of this space with our Tricorder

•EHR / EMR: These electronic records systems currently contain (at least the better ones do), the various medical records of a patient; from multiple doctors and hospitals. We feed these systems information which they are currently not able to get actual, real-time data after the patient has left the hospital or doctor visit. We continue to feed the system so it can keep track and monitor the patient

•Patient Engagement: Many healthcare providers we have consulted with are right now crafting ways of staying in contact with their patients through specialized videos and other learning/informational programs. The Sensation is the perfect focal point and can deliver this content providing for more intimate contact. Also through the App, we plan on having direct consultation with your physician and video conferencing over the Sensation

•Healthcare Mobile Communications and TeleHealth: We do participate in these spaces

•And finally, in looking towards the future . . . Genomics: Imagine if we offer a free DNA testing for everyone who purchases a Sensation. That information goes into your health database. We then use this against actual results being sent from the Sensation for ‘big data’ analysis. The potential of what we will learn here is staggering

Typical User Demographic

•50+ years of age

•Have a medical problem that would benefit from monitoring

•Are generally not interested in complicated electronic devices, or may actually be incapable of working such devices due to their age, cognitive impairment, or impairment due to medications

•And perhaps most importantly, they are feeling their mortality. They may even have had a brush with death. These issues make them highly motivated purchasers and users of OneLife technology as they see it as extending their life span

Target Customers

•Individuals

oWe start here. They may see our advertising or have been recommended by their physician

•Nursing Homes

oEasily track residents

oIncrease level of care

oReduce personnel costs

•Hospitals

oEasy ID/tracking of patients

oPatient care extends outside of hospital as patient leaves wearing Sensation

•Anywhere healthcare is provided

STRATEGY FOR GROWTH

We intend to begin by selling hardware (the Sensation and the Tricorder), along with services in those areas where we are strong and can gain immediate revenue streams.

•The “I’ve fallen and can’t get up” customers

•Heart patient monitoring

•Geofencing for users with cognitive decline issues

From here we intend to move into institutional sales with nursing homes and then hospitals. We currently have several hospitals in que where comprehensive tests can begin. The premise of these tests is to be able to have every patient in the hospital wearing a Sensation. Once a strong presence in the overall medical market is created, OneLife migrates from a model where hardware has been generating a majority of the revenue to a software/recurring revenue model. Here, we can license our software to power wearable devices developed by other electronics manufacturers.

Strategic Partners

Yinuo: 2016 winner of the China Ministry of Science “Entrepreneur of the Year” award.

AT&T: One of the most valuable brands and largest companies in the world, it is with AT&T that OneLife gains a critical advantage over other players in this market with its mobile connectivity.

CDW: The name in back office support services, and another primary sale channel for enterprise applications.

TiaTech: a leading healthcare IT company specializing in building efficient, innovative, patent pending software and hardware solutions to help healthcare providers achieve maximum clinical outcomes. This partnership will provide a turn-key mobile electronic health records management, monitoring and analysis system to the rapidly growing middle class of India.

Armor Grid: A leading fall detection and geolocation technology company.

Marketing Strategy

Management anticipates that for the first two years of operation, sales will be generated through our Strategic Partners. Our Strategic Partners, have taken on the responsibility for generating these sales to both individuals and institutions.

Monetization Strategy

Initially, sales of the Sensation and Tricorder will drive revenue production. Within a short period of time, service sales will begin to take place and add to revenue production. Services such as 1) fall detection, 2) geofencing, 3) heart monitoring, and 4) health data accounts will account for the initial offerings.

With respect to the hardware, we anticipate that it may be purchased outright, or it may be rented on a periodic basis.

Sales Strategy

Our Strategic Partners have budgeted to use and sell our technology. For the medical markets, our technology will be sold by our Strategic Partners national sales force. Our products will be the only wearable medical technology carried by most of our Strategic Partners.

Intellectual Property

We are currently in the final phase of joint venture negotiations which, upon conclusion, OneLife will have a 50% percent ownership interest in any and all, current and future, intellectual property developed by Yinuo Technologies, Ltd, our Chinese partner. In addition to this, OneLife will continually enhance the current software/wearables thereby creating OneLife-owned IP.

Management Team

Robert J. Wagner, CEO, President, CFO, Treasurer and Secretary

Robert J. Wagner is the Founder, Director and CEO of One Media Enterprises Limited from 2012-Present. As the founder of the Company, Mr. Wagner has been responsible for all aspects of business startup; including, facilitated manufacturing relationships in China for product production and quality control; Developed partnerships with global product and support companies; Established relationships with distribution outlets to confirm product sales viability and pricing strategies; Created strategic partnerships with other product companies to strengthen company’s product offering to its target industries. Chief Operating Officer, Director from 2008-2011 of We-R-You Corporation (formerly Textechnologies, Inc.) We-R-You was a next generation secure and private social networking portal converged with online photo and video albums, a music library, a personal, private and secure remote hard drive ("cloud drive"), integrated SMS, IM, Email and VoIP, significant security enhancements above using the "public internet" and many more productivity tools. Responsible for designing the architecture for an acquisition of the We-R-You social networking technologies. Created and implemented the convergence plan between iMAN’s mobile technologies and We-R-You’s social network technologies resulting in a new product focus for the Company. Developed the revenue model for both the mobile and social networking technologies. Successfully targeted, approached and launched beta customers for both the Company’s mobile and social networking technologies. Facilitated the communication between IT, marketing, sales and Corporate to create a dynamic product launch for a Global Tradeshow for the Company’s new product offering. EDUCATION a B.S., Business Operations, Magna Cum Laude, DeVry Institute of Technology, Lombard, IL 1992. National Dean’s List and President’s List.

Emerging Growth Company Status

We are an “emerging growth company” as defined under the Jumpstart our Business Startups Act (the “JOBS Act”). We expect to remain an “emerging growth company” for up to five years. As an “emerging growth company”, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies”, including, but not limited to:

•not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes- Oxley Act (we also will not be subject to the auditor attestation requirements of Section 404(b) as long as we are a “smaller reporting company”, which includes issuers that had a public float of less than $75 million as of the last business day of their most recently completed second fiscal quarter);

•reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

•exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

ITEM 1A.RISK FACTORS

You should carefully consider each of the risks and uncertainties described below and elsewhere in this Current Report on Form 8-K, as well as any amendments or updates reflected in subsequent filings with the SEC. We believe these risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results and could materially and adversely affect our business operations, results of operations, financial condition and liquidity. Further, additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our results and business operations.

Risks Associated with Our Business

The nature of our business exposes us to inherent liability risks.

Our Products are designed to communicate life-saving or damage-mitigating information to the right people, on the right device, in the right location, at the right time. Due to the nature of such applications, we are potentially exposed to greater risks of liability for employee acts or omissions or system failures than may be inherent in other businesses. Although substantially all of our customer agreements contain provisions limiting our liability to our customers, we cannot assure you that these limitations will be enforced or the costs of any litigation related to actual or alleged omissions or failures would have a material adverse effect on us even if we prevail. Further, certain of our insurance policies and the laws of some states may limit or prohibit insurance coverage for punitive or certain other types of damages or liability arising from gross negligence and we cannot assure you that we are adequately insured against the risks that we face.

The current state of capital markets, particularly for small companies, is expected to reduce our ability to obtain the financing necessary to continue our business. If we cannot raise the funds that we need to continue acquisitions and fund future business opportunities, we will go out of business and investors will lose their entire investment in our company.

Like other smaller companies, we face difficulties in raising capital for our continued operations and to consummate a business opportunity with a viable business. We may not be able to raise money through the sale of our equity securities or through borrowing funds on terms we find acceptable.

Because Robert J. Wagner controls a large percentage of our voting stock, he has the ability to influence matters affecting our stockholders.

Robert J. Wagner, our CEO, President, Chief Financial Officer, Treasurer and sole Director, owns over 50% of our common stock and controls a majority of the votes attached to our outstanding voting securities. As a result, he has the ability to influence matters affecting our stockholders, including the election of directors, the acquisition of assets, and the issuance of securities. Because he controls a majority of votes, it would be very difficult for investors to replace our management if they disagree with the way our business is being operated. Because the influence by Mr. Wagner could result in management making decisions that are in the best interest of Mr. Wagner and not in the best interest of the investors, you may lose some or all of the value of your investment in our common stock.

We have limited resources for marketing of our products and we may not be able to attract sufficient paying customers to make our business sustainable

We have limited resources for marketing of our products. Our future sales will depend in large part on our ability to attract sufficient paying customers to make our business profitable and sustainable. Also, we may not be able to attract and retain personnel or be able to build an efficient and effective marketing force, which could negatively impact sales of our products, and reduce our revenues and profitability.

The company's ability to implement its business and marketing strategy

The implementation of the Company's business and marketing strategy will depend on a number of factors. These include our ability to (i) find and hire reliable and sufficiently skilled third-party marketing personnel, (ii) make our products known and establish a trusted brand to our potential end user customers, (iii) establish a significant paying customer base, (iv) obtain adequate financing on favorable terms in order to fund our business, (v) maintain appropriate procedures, policies and systems; (vi) hire, train and retain skilled employees, and (vii) operate successfully and profitably within an environment of increasing competition. The inability of the Company to manage any or all of these factors could impair our ability to implement our business strategy successfully, which could have a material adverse effect on our business, financial condition and the results of our operations.

Our operating results may prove unpredictable

Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which we have no control over. Factors that may cause our operating results to fluctuate significantly include: the level of commercial acceptance by the public of our products; fluctuations in the demand for our products; the amount and timing of operating costs and capital expenditures relating to the operation of and/or expansion of our business, operations, infrastructure and general economic conditions. If realized, any of these risks could have a material adverse effect on our business, financial condition and the results of operations.

Our articles of incorporation exculpates our officers and directors from certain liability to our company or our stockholders.

Our Articles of Incorporation contain a provision limiting the liability of our officers and directors for their acts or failures to act, except for acts involving intentional misconduct, fraud or a knowing violation of law. This limitation on liability may reduce the likelihood of derivative litigation against our officers and directors and may discourage or deter our stockholders from suing our officers and directors based upon breaches of their duties to our Company.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTC Markets quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•variations in our operating results;

•changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•changes in operating and stock price performance of other companies in our industry;

•additions or departures of key personnel; and

•future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading price of our common shares increased significantly recently, it has historically been sporadically or “thinly-traded” meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

ITEM 2.FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

The following discussion should be read in conjunction with our audited annual financial statements and the related notes thereto for the year ended April 30, 2016, which appear elsewhere in this annual report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. See “Risk Factors”

Our audited financial statements are stated in United States dollars and are prepared in accordance with United States generally accepted accounting principles.

Results of Operations

The following summary of our results of operations should be read in conjunction with our audited financial statements for the years ended December 31, 2016 and 2015.

Our operating results for the years ended December 31, 2016 and 2015 are summarized as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015

Revenues	$-	$6,857
Cost of sales	$-	$(3,155)
Operating expenses	$(145,446)	$(330,212)
Other income (expense)	$6,845	$(62,104)
Net loss	$(138,601)	$(388,614)

During the year ended December 31, 2016, the Company recorded no revenues compared to revenues of $6,857 during the year ended December 31, 2015. Overall, the Company had limited sales activity since its inception.

The Company incurred operating expenses of $145,446 during the year ended December 31, 2016 compared to operating expense of $330,212 during the year ended December 31, 2015. The decrease in operating expense is due to a one-time write down of inventory of $170,060 during the year ended December 31, 2015, and $95,254 decrease in general and administrative expense due to decrease in overall operating activity while the Company restructures its operations and future business plans, which was offset by an increase in amortization expense of $80,548 as fiscal 2016 was the first full year of amortization of its intangible assets.

Our net loss for the year ended December 31, 2016 was $138,601 compared to a net loss of $388,614 during the year ended December 31, 2015. In addition to operating expenses, the Company incurred interest expense of $14,948 and recorded a gain on foreign currency transaction of $21,793 during the year ended December 31, 2016 compared with interest expense of $69,000 and a gain on foreign currency transaction of $6,896 during the year ended December 31, 2015. The decrease in interest expense is due to Angelfish revising its accrued interest payable with the Company during fiscal 2016 in order to assist the Company with its future operations.

Liquidity and Capital Resources

Working Capital

	At	At
	December 31,	December 31,
	2016	2015

Current Assets	$702	$958
Current Liabilities	$1,481,917	$1,473,572
Working Capital (Deficit)	$(1,481,215)	$(1,472,614)

As at December 31, 2016 and 2015, the Company had minimal current assets comprised of cash and inventory. The Company had current liabilities of $1,481,917 at December 31, 2016 compared to current liabilities of $1,473,572 at December 31, 2015. Overall, the Company saw a slight increase in accounts payable and accrued liabilities due to the lack of sufficient cash flow for the Company to settle outstanding obligations, but the overall changes were minimal due to the limited number of transactions that the Company incurred during fiscal 2016.

The Company had a working capital deficit of $1,481,215 at December 31, 2016 compared to a working capital deficit of $1,472,614 at December 31, 2015. The increase in working capital deficit is due to operating expenses that were incurred during the year that was settled by proceeds received from notes payable as the Company generated no cash inflows from operating activities.

For the years ended December 31, 2016 and 2015, the Company had no capital transactions.

Cash Flows

	Year Ended December 31, 2016	Year Ended December 31, 2015

Net cash used in operating activities	$(30,830)	$(89,059)
Net cash used in investing activities	$-	$(202,810)
Net cash provided by financing activities	$30,574	$291,602
Increase (decrease) in cash and cash equivalents during the period	$(256)	$(267)

Operating Activities

During the year ended December 31, 2016, the Company used cash flow of $30,830 for operating activities compared to $89,059 during the year ended December 31, 2015. The decrease in the cash flow used for operating activities was due to the Company having limited operating activities in fiscal 2016 as compared to fiscal 2015.

Investing Activities

During the year ended December 31, 2016, the Company had no investing activities as opposed to the year ended December 31, 2015, where the Company used $202,810 of cash flows for the purchase of inventory which would be used in the Company’s operations.

Financing Activities

During the year ended December 31, 2016, the Company received cash flows of $30,574 from financing activities as compared to $291,602 received during the year ended December 31, 2015. Overall, the Company received $200,000 of convertible debentures in fiscal 2015 compared to only $30,000 received in fiscal 2016. Furthermore, the Company raised more capital with the issuance of notes payable in fiscal 2015 ($118,380) compared to fiscal 2016 ($17,076).

During the years ended December 31, 2016 and 2015, the Company repaid a net cash amount of $16,502 and $26,778 to related parties, respectively.

Going Concern

The consolidated financial statements accompanying this report have been prepared on a going concern basis, which implies that our company will continue to realize its assets and discharge its liabilities and commitments in the normal course of business. Our company has generated limited revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of our company as a going concern is dependent upon the continued financial support from our shareholders, the ability of our company to obtain necessary equity financing to achieve our operating objectives, and the attainment of profitable operations. As of December 31, 2016, the Company has not recognized significant revenue, has a working capital deficit of $1,481,215, and has an accumulated deficit of $1,132,214. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Due to the uncertainty of our ability to meet our current operating expenses and the capital expenses noted above in their report on the financial statements for the year ended December 31, 2016, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

Plan of Operation

Estimated Expenses For the Next Twelve Months

Working Capital	$250,000
Research and Development	$525,000
Administrative	$100,000
Sales and Marketing	$100,000
$975,000

In order to fully carry out our business plan, we need additional financing of approximately $975,000 for the next 12 months. If we are not able to raise any more funds, to develop our business plan, we may not be able to do so, or even keep in compliance with our reporting obligations. In order to improve our liquidity, we intend to pursue additional equity financing from private placement sales of our equity securities or shareholders’ loans. We do not presently have sufficient financing to undertake our planned business activities. Issuances of additional shares will result in dilution to our existing shareholders.

We currently do not have any arrangements in place for the completion of any further private placement financings and there is no assurance that we will be successful in completing any further private placement financings. If we are unable to achieve the necessary additional financing, then we plan to reduce the amounts that we spend on our business activities and administrative expenses in order to be within the amount of capital resources that are available to us.

Purchase of Significant Equipment

We do not anticipate the purchase or sale of any significant equipment during the next 12 months.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies

The financial statements and the related notes of our company are prepared in accordance with generally accepted accounting principles in the United States and are expressed in US dollars.

Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Foreign Currency Translation

The Company’s planned operations will be in the United States, Canada, Europe and Asia which results in exposure to market risks from changes in foreign currency exchange rates. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk. The Company's functional currency for all operations worldwide is the U.S. dollar. Nonmonetary assets and liabilities are translated at historical rates and monetary assets and liabilities are translated at exchange rates in effect at the end of the year. Revenues and expenses are translated at average rates for the year. Gains and losses from translation of foreign currency financial statements into U.S. dollars are included in current results of operations.

Inventory

Inventory is stated at the lower of cost or market. At December 31, 2016, inventory balance was $685.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Selected Financial Data

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3.PROPERTIES

Our principal executive offices are located at 5005 Newport Dr., Rolling Meadows, IL 60008. Our telephone number is 630-699-1145. The office is currently provided to us at no cost by Robert J. Wagner, our CEO, President, Chief Financial Officer, Treasurer and sole Director. We believe our current premises are adequate for our current limited operations and we do not anticipate that we will require any additional premises in the foreseeable future. We anticipate that we will continue to utilize these premises so long as the space requirements of our company do not require a larger facility. We do not own any real property.

ITEM 4.SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 4, 2017, the total number of shares owned beneficially by each of our directors, named executive officers, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class%(1)
Robert J. Wagner 5005 Newport Dr., Rolling Meadows, IL 60008	35,000,000	75.5%
Directors and Executive Officers as a Group(1)	35,000,000	75.5%
All 5%+ Shareholders as a Group: None	-	-

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 4, 2017. As of December 4, 2017, there were 46,367,670 shares of our company’s common stock issued and outstanding.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our company.

ITEM 5.DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

The following individuals serve as the directors and executive officers of our company as of the date of this Annual Report. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name	Age	Position Held with the Company
Robert J. Wagner	46	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director and executive officer, indicating his principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

ROBERT J. WAGNER: Founder, Director, CEO of One Media Enterprises Limited from 2012-Present. As the founder of the Company, Mr. Wagner has been responsible for all aspects of business startup; including, facilitated manufacturing relationships in China for product production and quality control; Developed partnerships with global product and support companies; Established relationships with distribution outlets to confirm product sales viability and pricing strategies; Created strategic partnerships with other product companies to strengthen company’s product offering to its target industries. Chief Operating Officer, Director from 2008-2011 of We-R-You Corporation (formerly Textechnologies, Inc.) We-R-You was a next generation secure and private social networking portal converged with online photo and video albums, a music library, a personal, private and secure remote hard drive ("cloud drive"), integrated SMS, IM, Email and VoIP, significant security enhancements above using the "public internet" and many more productivity tools. Responsible for designing the architecture for an acquisition of the We-R-You social networking technologies. Created and implemented the convergence plan between iMAN’s mobile technologies and We-R-You’s social network technologies resulting in a new product focus for the Company. Developed the revenue model for both the mobile and social networking technologies. Successfully targeted, approached and launched beta customers for both the Company’s mobile and social networking technologies. Facilitated the communication between IT, marketing, sales and Corporate to create a dynamic product launch for a Global Tradeshow for the Company’s new product offering. EDUCATION a B.S., Business Operations, Magna Cum Laude, DeVry Institute of Technology, Lombard, IL 1992. National Dean’s List and President’s List.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.Engaging in any type of business practice; or

iii.Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.Any Federal or State securities or commodities law or regulation; or

ii.Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have not yet adopted a Code of Business Conduct and Ethics. Once we do, we will file a copy of it as an exhibit to a Current Report on Form 8-K.

Committees of the Board

All proceedings of our board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the state of Nevada and the bylaws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Our audit committee consists of our entire board of directors.

Our company currently does not have nominating, compensation committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by our directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The directors believe that, given the early stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. Our directors assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our president, at the address appearing on the first page of this annual report.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of our audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors, who act as our audit committee in fulfilling that function, are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

ITEM 6.EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;
(b)	our principal financial officer;
(c)	each of our three most highly compensated executive officers who were serving as executive officers at the end of the years ended April 30, 2017 and 2016; and
(d)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended April 30, 2017 and 2016.

who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non- Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total

Leon Henry(1),	2016	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Director and President, Secretary and Treasurer,	2017	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Robert J. Wagner(2) Director and President, Secretary and Treasurer,	2017	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1) Mr. Henry resigned from all positions with the Company effective as of April 21, 2017. (2) Mr. Wagner was appointed to all positions with the Company effective as of April 21, 2017.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

Compensation of Directors

Our directors do not receive any compensation for serving on the board of directors.

We have determined that none of our directors are independent directors, as that term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Stock Option Plans

During our fiscal year ended April 30, 2017, we did not institute any stock option plans.

Stock Options/SAR Grants

During our fiscal year ended April 30, 2017, there were no options granted to our named officers or directors.

Outstanding Equity Awards at Fiscal Year End

No equity awards were outstanding as of the year ended April 30, 2017.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Indemnification

Under our Bylaws, we may indemnify our officers or directors who are made a party to any proceeding, including a lawsuit, because of their position, if they acted in good faith and in a manner, they reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that our officers or directors are successful on the merits in a proceeding as to which they are to be indemnified, we must indemnify them against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officers or directors are judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the SEC, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

ITEM 7.CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Other than as disclosed below, none of the following parties has, since incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

(i)	any of our directors or officers;

(ii)	any person proposed as a nominee for election as a director;

(iii)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

(iv)	any of our promoters; and

(v)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8. LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Price and Dividends

Our common stock is currently quoted on the OTC Bulletin Board, under the symbol “OLMM.” Our common stock has been quoted on the OTC Bulletin Board under this symbol since approximately July 13, 2017,, prior to this our stock traded under the symbol “OCLL”. Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

To date, very little trading has occurred in our stock. We have never declared or paid any cash dividends on our common stock nor do we intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any applicable contractual restrictions and such other factors as our board of directors deems relevant.

Re-Purchase of Equity Securities

None.

Securities Authorized for Issuance under Equity Compensation Plan

None.

ITEM 10.RECENT SALES OF UNREGISTERED SECURITIES

None.

ITEM 11.DESCRIPTION OF THE REGISTRANT’S SECURITIES

Common Stock

Our Articles of Incorporation authorize us to issue 500,000,000 shares of common stock, par value $0.001. As of the date of this Current Report 46,367,670 shares of our common stock were issued and outstanding and we have zero shares of our common stock reserved for options, warrants and other commitments.

Preferred Stock

Our Articles of Incorporation authorize us to issue 100,000,000 shares of preferred stock; no shares of preferred stock have been issued.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of common stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12.INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13.FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements of Business Acquired. In accordance with Item 9.01(a), (i) One Media Enterprises Limited’s audited financial statements for the years ended December 31, 2016 and 2015 are filed with this Current Report on Form 8-K as Exhibit 99.1 and (ii) One Media Enterprises Limited’s unaudited financial statements for the interim period ended September 30, 2017 will be filed by amendment to this Current Report no later than 4 business days from the date hereof.

(b)Pro forma financial information. The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 4 business days from the date hereof.

(c)Shell Company Transactions. Please see items attached to Items 9.01(a) and 9.01(b) above.

(d) Exhibits.

Exhibit
Number	Description of Exhibit	Filing
3.01	Articles of Incorporation	Filed with the SEC on June 13, 2017, on Form 8-K.
3.03	Bylaws	Filed with the SEC on August 12, 2014, as part of our Registration Statement on Form S-1.
10.01	Share Exchange Agreement between the Company and One Media Enterprises Limited.	Filed with the SEC on May 8, 2017, on Form 8-K.
99.1	Audited Financial Statements of One Media Enterprises Limited	Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OneLife Technologies Corp.

Dated: December 4, 2017/s/ Robert J Wagner

Robert J. Wagner

President, Chief Executive Officer,

Chief Financial Officer, Treasurer and Director